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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): JUNE 11, 2003
                                                           -------------


                              LINCARE HOLDINGS INC.
             (Exact name of registrant as specified in its chapter)


      Delaware                000-19946               51-0331330
---------------------    --------------------    ---------------------
  (State or other         (Commission File          (IRS Employer
  jurisdiction of              Number)           Identification No.)
   incorporation)


          19387 U.S. 19 NORTH, CLEARWATER, FLORIDA      33764
          ----------------------------------------      -----
          (Address of Principal Executive Offices)    (Zip Code)

       Registrant's telephone number, including area code: (727) 530-7700
                                                           --------------


            --------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE.
         ---------------------------------------

         Lincare Holdings Inc., a Delaware corporation ("Lincare"), is filing this current report on Form 8-K in connection with the completion on June 11, 2003 of its sale of $250 million aggregate principal amount of its 3.00% Convertible Senior Debentures due 2033 (the "Debentures") in a previously announced institutional private placement. The Debentures are convertible into shares of Lincare common stock based on an initial conversion rate of 18.7515 shares for each $1,000 principal amount of Debentures. This is equivalent to an initial conversion price of approximately $53.33 per share of common stock. The conversion rate is subject to adjustment. The Debentures will mature on June 15, 2033. Interest on the Debentures is payable at the rate of 3% per annum on June 15 and December 15 of each year, beginning on December 15, 2003. The Debentures are unsecured.

         The Debentures were offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act. The Debentures have not been registered under the Securities Act or any state securities laws. Unless so registered, the Debentures may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the Securities Act and applicable state securities laws.

         In connection with the offering, Lincare entered into a Registration Rights Agreement with the Initial Purchasers of the Debentures, pursuant to which Lincare agreed to file a registration statement on Form S-3 with respect to the Debentures and the shares of common stock issuable upon conversion of the Debentures.

         The indenture governing the Debentures is attached to this report as
Exhibit 4.1. The Registration Rights Agreement related to the Debentures and the common stock issuable upon conversion of the Debentures is attached hereto as
Exhibit 4.2.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
         ------------------------------------------------------------------

         (c)   Exhibits.

               See Exhibit Index attached hereto.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  Lincare Holdings Inc.


Date:  June 12, 2003              By:  /s/ JOHN P. BYRNES
                                     -----------------------------------
                                  Name:  John P. Byrnes
                                  Title: Chief Executive Officer



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                            EXHIBIT INDEX


EXHIBIT NUMBER    DESCRIPTION


     4.1 Indenture, dated as of June 11, 2003, between Lincare Holdings Inc. and U.S. Bank Trust National Association, as Trustee, for the 3.00% Convertible Senior Debentures due 2033, including the form of 3.00% Convertible Senior Debenture due 2033 attached thereto as Exhibit A.

     4.2 Registration Rights Agreement, made and entered into as of June 11, 2003, by and among Lincare Holdings Inc., J.P. Morgan Securities Inc. and Banc of America Securities LLC as representatives of the several initial purchasers.